SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Deutsche Alternative Asset Allocation VIP
The following information replaces similar disclosure contained under “Management process” in the ”PRINCIPAL INVESTMENT STRATEGY” section of the summary section and in the “Fund Details” section of the fund’s prospectus:
Management process. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative investment strategies that should be represented in the fund’s portfolio. Investment strategies generally will fall into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, Absolute Return and Opportunistic. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to foreign investments, many of which are not denominated in US dollars, and to categories generally not included in investors’ allocations. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the fund’s portfolio. Opportunistic investments are investments outside the other categories that may be identified by portfolio management as representing an opportunity to utilize a new alternative investment strategy. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

As of August 31, 2017, the fund’s allocation among investment strategies and the underlying funds was:
Real Assets	46.3%
Deutsche Global Inflation Fund	14.4%
Deutsche Enhanced Commodity Strategy Fund	13.0%
Deutsche Global Infrastructure Fund	12.4%
Deutsche Real Estate Securities Fund	5.6%
Deutsche Global Real Estate Securities Fund	0.9%
Alternative Fixed Income	30.5%
Deutsche Emerging Markets Fixed Income Fund	12.7%
Deutsche Floating Rate Fund	9.1%
VanEck Vectors J.P. Morgan Emerging Markets ETF	6.7%
Wisdom Tree Emerging Markets Local Debt ETF	2.0%
Alternative Equity	12.6%
SPDR Bloomberg Barclays Convertible Securities ETF	8.0%
IShares US Preferred Stock ETF	4.6%
Absolute Return	10.6%
Deutsche Central Cash Management Government Fund	8.7%
Powershares DB US Dollar Index	1.9%
Opportunistic	0.0%
The fund’s allocations among investment strategies and underlying funds will change over time and there should be no expectation that current or past positions will be maintained in the future.
The following information replaces similar disclosure contained under “Management process” in the “PRINCIPAL INVESTMENT STRATEGY” section within the “Fund Details” section of the fund’s prospectus.
Portfolio management may make allocations ranging from 0% to 30% of the fund's assets (exclusive of assets allocated to the currency and interest rate strategies described below) in a particular strategy or asset category, including the following Deutsche mutual funds or directly in such securities and derivative instruments in which the Deutsche fund can invest:

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■	Deutsche CROCI® Sector Opportunities Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund will invest in common stocks of approximately 30 companies selected from among the largest European, US and Japanese companies represented in the CROCI® Investment Strategy and Valuation Group’s database of companies evaluated using the Cash Return on Capital Invested (CROCI®) proprietary strategy. Portfolio management will choose investments from three of the following nine global economic sectors, each of which is comprised of two or more industries (the fund will not focus on the industries within a sector): Consumer Discretionary, Consumer Staples, Energy, Healthcare, Information Technology, Industrials, Materials, Telecom and Utilities. In addition, the fund may invest without limit in stocks and other securities of companies not publicly traded in the United States. Portfolio management intends to invest in stocks of companies that it believes offer “economic value,” selected by utilizing the proprietary CROCI® strategy. Periodically, portfolio management will determine the three industry sectors that it believes offer the most favorable economic value. It will then identify approximately ten stocks within each chosen sector that it believes offer the most favorable economic value for such sector – for a typical portfolio at any given time of approximately thirty holdings. Economic value will be determined through the use of the CROCI® proprietary strategy, among other factors. Under the CROCI® strategy, economic value is measured using various metrics, such as the CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio). The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI® Economic P/E Ratio and other CROCI® metrics may be adjusted from time to time. The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 30 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.
■	Deutsche Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.
■	Deutsche Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as “junk bonds”) and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. Under normal circumstances, the fund will not invest more than 40% of its total assets in any one country. The fund invests at least 50% of total assets in US dollar-denominated securities. The fund is classified as a non-diversified fund.
■	Deutsche Enhanced Commodity Strategy Fund. The fund’s investment objective is total return. Under normal circumstances, the fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity) backed by a portfolio of fixed income instruments. The fund may gain exposure to the commodity markets by investing in a wholly-owned subsidiary formed under the laws of the Cayman Islands, which shares the same portfolio management team as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed-income instruments, some of which may serve as margin or collateral for the subsidiary's derivatives positions. The fund concentrates its investments in commodities-related industries. The fund and its wholly-owned subsidiary are each a “commodity pool” and are subject to the requirements of the Commodity Exchange Act, as amended (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder.
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■	Deutsche Floating Rate Fund. The fund seeks to provide high current income. Under normal market conditions, the fund invests at least 80% of its total assets in adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1⁄3% of the fund’s total assets for a range of purposes, including to create investment leverage.
■	Deutsche Global High Income Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets in credit default swaps to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund’s investment objectives are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.
■	Deutsche Global Inflation Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government and foreign governments, their agencies or instrumentalities, and US and foreign corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodity-linked derivative instruments (such as commodity-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary, Cayman Global Inflation Plus, Ltd., organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the subsidiary's derivatives positions. The fund and its wholly-owned subsidiary are each a “commodity pool” and are subject to the requirements of the CEA and the rules of the CFTC promulgated thereunder.
■	Deutsche Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. Under normal circumstances, the fund invests mainly in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund will invest 25% or more of its total assets in securities of companies engaged principally in infrastructure-related companies. The fund is classified as a non-diversified fund.
■	Deutsche Global Real Estate Securities Fund. The fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies. The fund may invest without limitation in companies engaged principally in the real estate industry.
■	Deutsche Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. The fund's investments in coins and bullion will not earn income, and the sole source of return to the fund from these investments will be from gains or losses realized on the sale of such investments. Companies in which the fund invests may be involved in activities such as exploration, mining, fabrication, processing and distribution of gold or other precious metals. The fund intends to gain exposure to the commodity markets through direct investments in commodities or investments in commodity-linked derivatives by investing up to 25% of the fund’s assets in a wholly-owned subsidiary, Cayman Precious Metals Fund, Inc. organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management
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as the fund and is expected to invest mainly in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps and futures. This subsidiary will also invest in debt securities, some of which are intended to serve as margin or collateral for its derivatives positions, and may also invest in commodity-linked exchange traded funds and may invest available cash in affiliated money market funds. The fund may concentrate in securities issued by wholly-owned subsidiaries and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. The fund is classified as a non-diversified fund. The fund and its wholly-owned subsidiary are each a “commodity pool” and are subject to the requirements of the CEA and the rules of the CFTC promulgated thereunder.
■	Deutsche High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed-income securities which portfolio management considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.
■	Deutsche Real Estate Securities Fund. The fund’s investment objective is long-term capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts (REITs) and real estate companies. The fund may invest without limitation in securities of companies engaged principally in the real estate industry. The fund may also invest a portion of its assets in other types of securities. These securities may include short term securities, bonds, notes, securities of companies not principally engaged in the real estate industry and other similar securities. The fund’s equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.The fund is classified as a non-diversified fund.
■	Deutsche Government Money Market Series. The fund seeks maximum current income to the extent consistent with stability of principal. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
■	Deutsche Global Macro Fund. The fund seeks to achieve total return. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange traded funds (ETFs), and cash. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives or ETFs. The fund may invest up to 20% into asset backed securities, short-term securities and cash equivalents. The fund can invest in securities of any size, investment style category, maturity, duration or credit quality (including junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below)), and from any country (including emerging markets). Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets.
■	Deutsche Central Cash Management Government Fund. The fund seeks maximum current income to the extent consistent with stability of principal. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
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Portfolio management monitors the list of Deutsche funds in which the fund may invest, and may periodically add or remove Deutsche funds from the list to obtain exposure to new investment strategies, to replace underperforming Deutsche funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.
Other Deutsche funds in which the fund may invest from time to time may include series of DBX ETF Trust, which are managed by DBX Advisors LLC. Deutsche Investment Management Americas Inc. and DBX Advisors LLC are subsidiaries of Deutsche Bank AG.
Please Retain This Supplement for Future Reference
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